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[logo] M F S(R)
INVESTMENT MANAGEMENT


                                  MFS(R) LARGE CAP
                                   GROWTH FUND
                                  SEMIANNUAL REPORT o MAY 31, 2001

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        YOU CAN RECEIVE THIS REPORT VIA E-MAIL. See page 31 for details.
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TABLE OF CONTENTS
Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  5
Performance Summary ....................................................... 10
Portfolio of Investments .................................................. 13
Financial Statements ...................................................... 18
Notes to Financial Statements ............................................. 24
Trustees and Officers ..................................................... 33

MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

   o  information we receive from you on applications or other forms

   o information about your transactions with us, our affiliates, or others, and

   o  information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1) MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC, MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.

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NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
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LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
    Jeffrey L. Shames

Dear Shareholders,
Over the past five years, it seems we've experienced nothing but market extremes. From 1996 to 1999, investors enjoyed perhaps the best bull market in U.S. history. Amid the excitement, concern about risk sometimes appeared to take a back seat to concern about returns.

Since the spring of last year, we've witnessed another extreme. A collapsing market often punished companies indiscriminately, seemingly unable to distinguish firms with strong long-term prospects from those that were genuinely in trouble. The market rudely reminded us that investing is still about balancing risk against potential reward.

In our view, we seem to be entering a period in which stock and bond performance may be closer to historical norms. While some may find that disappointing in comparison to the late 1990s, we think a "normal" market may be a lot easier on investors' emotions. And, boring as it may sound, we think that recent events have shown that our fundamental beliefs about investing -- the guidelines for balancing risk and reward that we and many other investment companies have been repeating for years -- are still relevant. Let's look at how some of those guidelines applied to recent events.

DIVERSIFY
The theory behind diversification is that various asset classes -- growth stocks, value stocks, international stocks, and bonds, for example -- may not move in unison. One asset class may be outperforming while another may be in a slump. Because it's impossible to predict when individual asset classes will move in and out of favor, it's a good idea to spread your investments across several asset classes -- so the theory goes. And if you look at the market over the past several years, we think events have borne out the theory and rewarded many investors who heeded the call to diversify.

In the late 1990s, at the height of the growth stock boom, investors who diversified into value stocks and bonds may have felt left out of the party. Some market commentators proclaimed that diversification as an investment strategy was dead. But as many growth stocks began to collapse in early 2000, bonds and value stocks entered some of their best times in recent memory. Consider this: the 12-month period ended May 31, 2001, was a period widely reported in the media as a miserable one for stocks. The NASDAQ Composite Index -- a market index heavily laden with stocks of the technology, telecommunications, and Internet companies often referred to as the "new economy" -- returned -37.94% for the period. Even the Standard & Poor's 500 Composite Index (the S&P 500), a broader market index, was down 10.55%.(1)

But the value stocks in the S&P 500, as measured by the Standard & Poor's 500/ BARRA Value Index, were up 7.13% over the same period. And the bond market, as measured by the Lehman Brothers Aggregate Bond Index (the Lehman Index), was up 13.12% for the period.(2) So while investors who concentrated only on growth stocks may have recently experienced negative returns across their portfolios, investors who diversified may have enjoyed strong performance in some of their holdings.

EXPECT REASONABLE RETURNS
It may be clear today that the late 1990s were abnormally good times for equity investors. But at the time it seemed to many that long-term annual returns of 20% or more were becoming the norm. For a brief period, our financial goals seemed much more reachable. For many investors, the hardest aspect of the recent downturn may not have been their short-term losses, but the need to bring their long-term expectations back to reasonable levels.

What's reasonable? That depends on an investor's financial situation, investment goals, and tolerance for risk. The historical returns of the S&P 500, often used as a measure of the overall equity market, are in the 14% - 15% range for the 5-, 10-, 20-, and 25-year periods ended May 31, 2001. For the 30-year period ended on the same date, which includes the extended market downturn of the early 1970s, the average annual return of the S&P 500 drops to 12.72% -- still what we would consider a respectable return on your money.(3) Retirement savings charts and calculators offered by many mutual fund companies have traditionally assumed a more conservative average annual return of 8% - 10% for equity portfolios.

While returning less than stocks for most periods, bonds as a group have tended to be less volatile than equities and still beat inflation. For the 5-, 10-, 20-, and 25-year periods ended May 31, 2001, average annual bond returns as measured by the Lehman Index ranged from about 7% to 11%, while average annual inflation ranged from about 2% to 5% for the same periods.(4)

Of course, past performance is no guarantee of future returns, and each investor's financial situation, goals, and risk tolerance are unique. But we think the historical returns of common market indices can provide a starting point for determining reasonable expectations.

DEVELOP A LONG-TERM FINANCIAL PLAN WITH THE HELP OF AN INVESTMENT PROFESSIONAL Developing a written plan forces you to define your financial goals, figure out a realistic plan for attaining them, and periodically assess how you're doing. Over the past several years, sticking to a diversified plan could have potentially helped an investor endure a wide range of market extremes.

We think there are two basic reasons to hire an investment professional: to help you develop a financial plan and update it as your needs change, and to keep you honest when market extremes tempt you to deviate from your plan. It's certainly possible to develop and stick to a financial plan on your own. But our experience has been that most investors can benefit from the knowledge, perspective, and clarity that an investment professional can bring to the process.

In closing, we would submit that our fundamental beliefs about investing remain valid, even in extreme, perhaps once-in-a-generation, market environments such as we've just experienced. Although it seemed for a while that risk had become an irrelevant concept, we would suggest that balancing risk and potential reward will always be a key to developing a realistic financial plan. As we head into what we believe may be calmer and more "normal" times, we would suggest that you discuss these ideas with your investment professional and incorporate them into your financial plan, if you haven't already done so. As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

     Respectfully,

 /s/ Jeffrey L. Shames


     Jeffrey L. Shames
     Chairman and Chief Executive Officer
     MFS Investment Management(R)

     June 15, 2001

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RETURNS. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.
------------
(1) Source: Lipper Inc. The NASDAQ Composite Index is an unmanaged, market-weighted index of all over-the-counter common stocks traded on the National Association of Securities Dealers Automated Quotation system. The Standard & Poor's 500 Composite Index is an unmanaged but commonly used measure of common stock total return performance.

(2) Source: Lipper Inc. The Standard & Poor's 500/ BARRA Value Index is a market-capitalization- weighted index of the stocks in the S&P 500 having the highest book-to-price ratios. The index consists of approximately half of the S&P 500 on a market capitalization basis. The Lehman Brothers Aggregate Bond Index is unmanaged and is composed of all publicly issued obligations of the U.S. Treasury and government agencies, all corporate debt guaranteed by the U.S. government, all fixed- rate nonconvertible investment-grade domestic corporate debt, and all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association
     (GNMA), the Federal Home Loan Mortgage Corporation (FHLMC), and the Federal National Mortgage Association (FNMA).

(3) Source: Lipper Inc. The average annual returns for the Standard & Poor's 500 Composite Index were 15.13%, 14.84%, 15.44%, 14.59%, and 12.72%, respectively, for the 5-, 10-, 20-, 25-, and 30-year periods ended May 31, 2001.

(4) Source: Lipper Inc. The average annual returns for the Lehman Brothers Aggregate Bond Index were 7.68%, 7.82%, 10.65%, and 9.32%, respectively, for the 5-, 10-, 20-, and 25-year periods ended May 31, 2001.The cost of living (inflation) is measured by the Consumer Price Index (CPI) published by the U.S. Bureau of Labor Statistics. The average annual increase in the CPI was 2.57%, 2.74%, 3.47%, and 4.69%, respectively, for the 5-, 10-, 20-, and 25-year periods ended May 31, 2001.

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MANAGEMENT REVIEW AND OUTLOOK

[Photo of John E. Lathrop]
    John E. Lathrop

For the six months ended May 31, 2001, the fund's Class A shares provided a total return of -8.51%, Class B shares -8.83%, and Class I shares -8.34%. These returns include the reinvestment of any dividend and capital gains distributions but exclude the effects of any sales charges, and compare to a -3.90% return for the fund's benchmark, the Standard & Poor's 500 Composite Index (the S&P
500). The S&P 500 is a popular, unmanaged index of common stock total return performance. During the same period, the average multi-cap growth fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned -12.32%.

Q. WHAT FACTORS DROVE THE PERFORMANCE OF LARGE CAP GROWTH STOCKS OVER THE PAST SIX MONTHS?

A. Large cap growth stocks had a huge upside run in 1999 and early 2000, to the point where stock prices were much higher than the earnings growth would have warranted. Usually stocks or sectors that experience huge run-ups also experience huge corrections when the downturn comes. That's what we saw over the past year or so. The Russell 1000 Growth Index, which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values, for example, returned -14.99% for the six months ended May 31, 2001. This return lagged quite a bit behind the fund's benchmark, the broader S&P 500 Index, and clearly illustrates the difficulties experienced by large company growth stocks during the period. In addition, technology -- which constitutes over 40% of the large cap growth universe -- has been hammered. In part, we believe that's just a function of a weaker economy and a slowdown in spending. But corporations have also reduced the pace of their technology spending because we feel there has been a reduced competitive threat since many of the dot.com companies have disappeared.

Q. WHAT INVESTMENTS MOST INFLUENCED THE FUND'S PERFORMANCE, BOTH POSITIVELY AND NEGATIVELY?

A. The fund's largest sector was technology, which averaged close to one-quarter of net assets during the period and performed poorly overall. Within the sector, we also had sizable stakes in some of the hardest hit names, including Cisco Systems, the leading network equipment supplier, and EMC, a top storage company. Our investments in newer telecom service entrants such as Metromedia Fiber Network also hurt performance, as these stocks suffered from the slower economy and a perceived glut in broadband. Finally, some health care stocks were disappointments due to near-term problems. Among them were Bristol-Myers Squibb, a pharmaceutical company, and Applera Corp. - Applied Biosystems, a medical device company. On the bright side, the fund benefited from strong stock selection in several other sectors, including oil services stocks such as Grant Pride Co. and Santa Fe International, both of which took off as interest in exploration and production mounted. Our leisure stocks, including cable television companies such as Viacom and USA Networks, and financial services stocks such as insurer UnumProvident also did well.

Q.   WHAT WAS YOUR STRATEGY FOR WEATHERING THE DIFFICULT MARKET ENVIRONMENT?

A. We focused our largest investments on somewhat defensive growth names that we felt would be able to deliver on their earnings even if the economy remained soft. Among them were United Technologies, an aerospace company that has benefited from a recent restructuring, and Tyco International, a multi-industry conglomerate. We also had a sizable stake in the health care sector, where we focused on companies such as American Home Products -- a drug manufacturer whose business prospects rely on demand for medicine rather than the economic outlook. In the financial services sector, another large sector for the fund, we targeted companies such as Freddie Mac, a mortgage company that has tended to do well when interest rates decline, as well as insurers, such as The St. Paul Companies, that could stand to benefit from improved pricing in the property and casualty area.

Q. THAT SAID, DID YOU MAKE ANY CHANGES TO THE PORTFOLIO DURING THE PAST SIX MONTHS?

A. We continued to focus on the "A-team" players -- industry leaders with good long-term strategies that we think could help them expand their businesses, even in a soft economic environment. We sold some higher risk technology stocks during the period because we were concerned that there could be tough times ahead. At the same time, we took advantage of the market's volatility to buy or add to stocks whose reduced valuations, in our opinion, did not reflect their strong long-term growth prospects. This led us to step up our investments in the health care area. Some of the valuations in this sector had pulled back quite a bit, giving us an opportunity to buy names such as Novartis, a drug company with an attractive pipeline of drugs and a strong projected growth rate. We also boosted our investment in leisure, adding to media stocks such as Clear Channel and Fox Entertainment, which we feel could benefit if spending on advertising picks up during a potential economic recovery.

Q.   WHY WAS TECHNOLOGY STILL THE FUND'S LARGEST SECTOR?

A. We believe technology is and will continue to be an important part of the large cap growth story. We were also encouraged to see tech valuations at much more reasonable levels than they were in early 2000. Plus, the pullback in technology stock prices gave us an opportunity to build positions in names that we have liked for their long-term growth potential. In our opinion, there have been some great secular growth trends that could very well drive technology stocks in the years to come. As Internet use increases, we believe demand may multiply for data storage systems and software, which could benefit companies such as EMC and VERITAS Software. We also invested in companies that are involved with Internet security, which we see as another big growth opportunity. Among the names we own in this area are Check Point Software Technologies and VeriSign. Finally, we feel that strong growth in the wireless area will occur as penetration increases both here and abroad and as new applications like the wireless Internet stimulate demand. We believe stocks that could benefit include Comverse Technology and Rational Software.

Q.   DO YOU EXPECT A TURNAROUND IN THE ECONOMY LATER THIS YEAR?

A. We do expect a recovery, but it's hard to pinpoint exactly when. We were encouraged by signs that the stock market may have bottomed out in late March or early April of this year. Despite some down days, stock prices rose overall in April and May. And these prices have historically tended to move up ahead of both earnings improvements and an economic recovery, so we took that as a positive sign. In addition, the market seems to have been making a gradual climb, which has a more calming effect than a sharp ascent. We have also heard companies tell us that their businesses have stopped deteriorating. So even though the economy hasn't really improved yet, it appears to us to have stabilized, which is encouraging news. Our strategy going forward will be to own a mix of more-defensive growth names and more-aggressive growth names that could put the fund in what we think is a good position regardless of what happens to the economy. We believe stocks such as Tyco International, United Technologies, and some of our health care positions should hold up well even if the economy remains soft. But other names, including our technology and leisure stocks, are more economically sensitive and could potentially make strong comebacks if there is an economic recovery.

   John E. Lathrop
   Portfolio Manager

The opinions expressed in this report are those of MFS and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

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PORTFOLIO MANAGER'S PROFILE
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JOHN E. LATHROP, CFA, IS SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R)
(MFS(R)) AND A MEMBER OF OUR LARGE-CAP GROWTH PORTFOLIO MANAGEMENT TEAM. HE MANAGES THE GLOBAL TELECOMMUNICATIONS, GLOBAL GROWTH, EMERGING GROWTH, AND LARGE-CAP GROWTH PORTFOLIOS FOR OUR MUTUAL FUNDS, VARIABLE ANNUITIES,
   INSTITUTIONAL ACCOUNTS, AND OFFSHORE FUNDS.

JOHN JOINED MFS IN 1994 FROM PUTNAM INVESTMENTS, WHERE HE HAD WORKED AS AN EQUITY ANALYST, STATISTICAL ANALYST, AND INSTITUTIONAL ACCOUNT CONTROLLER. HE WAS NAMED VICE PRESIDENT IN 1996, PORTFOLIO MANAGER IN 1999, AND SENIOR VICE PRESIDENT IN 2001.

HE IS A GRADUATE OF NORTHWESTERN UNIVERSITY, WHERE HE WAS ELECTED TO PHI BETA KAPPA WITH HONORS IN ECONOMICS, AND HE EARNED AN M.B.A. DEGREE FROM CORNELL UNIVERSITY'S JOHNSON GRADUATE SCHOOL OF MANAGEMENT. JOHN HOLDS THE CHARTERED FINANCIAL ANALYST (CFA) DESIGNATION.

ALL EQUITY PORTFOLIO MANAGERS BEGAN THEIR CAREERS AT MFS AS RESEARCH ANALYSTS. OUR PORTFOLIO MANAGERS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 160 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, COMPANY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

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FUND FACTS
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OBJECTIVE:                    SEEKS TO PROVIDE GROWTH OF CAPITAL.

COMMENCEMENT OF
INVESTMENT OPERATIONS:        DECEMBER 29, 1986

CLASS INCEPTION:              CLASS A  SEPTEMBER 7, 1993
                              CLASS B  DECEMBER 29, 1986
                              CLASS I   JANUARY 2, 1997

  SIZE:                       $948.8 MILLION NET ASSETS AS OF MAY 31, 2001

PERFORMANCE SUMMARY
Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. (See Notes to Performance Summary.)

TOTAL RATES OF RETURN THROUGH MAY 31, 2001

CLASS A
                                            6 Months       1 Year       3 Years       5 Years      10 Years
-----------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding
  Sales Charge                                -8.51%      -18.32%        29.61%        94.26%       276.59%
-----------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                                  --        -18.32%         9.03%        14.20%        14.18%
-----------------------------------------------------------------------------------------------------------
Average Annual Total Return Including
  Sales Charge                                  --        -23.02%         6.90%        12.86%        13.50%
-----------------------------------------------------------------------------------------------------------

CLASS B
                                            6 Months       1 Year       3 Years       5 Years      10 Years
-----------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding
  Sales Charge                                -8.83%      -18.88%        26.82%        87.13%       253.40%
-----------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                                  --        -18.88%         8.24%        13.35%        13.46%
-----------------------------------------------------------------------------------------------------------
Average Annual Total Return Including
  Sales Charge                                  --        -21.61%         7.49%        13.15%        13.46%
-----------------------------------------------------------------------------------------------------------

CLASS I
                                            6 Months       1 Year       3 Years       5 Years      10 Years
-----------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding
  Sales Charge                                -8.34%      -18.00%        30.96%        96.06%       270.27%
-----------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                                  --        -18.00%         9.41%        14.41%        13.99%
-----------------------------------------------------------------------------------------------------------

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 5.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class I shares have no sales charge and are only available to certain institutional investors.

Class A and I share performance include the performance of the fund's Class B shares for the periods prior to their inception (blended performance). Class A blended performance has been adjusted to take into account the initial sales charge applicable to Class A shares rather than the CDSC applicable to Class B shares. Class I blended performance has been adjusted to account for the fact that Class I shares have no sales charge. These blended performance figures have not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses for Class A and I shares are lower than those of Class B shares, the blended Class A and I share performance is lower than it would have been had Class A and I shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS ON THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

Investments in foreign securities may be unfavorably affected by interest rate and currency-exchange-rate changes as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

These risks may increase share price volatility. Please see the prospectus for details.

PORTFOLIO CONCENTRATION AS OF MAY 31, 2001
FIVE LARGEST STOCK SECTORS

TECHNOLOGY                    22.1%
HEALTH CARE                   15.6%
FINANCIAL SERVICES            14.2%
LEISURE                       10.8%
UTILITIES & COMMUNICATIONS    10.7%


TOP 10 STOCK HOLDINGS

TYCO INTERNATIONAL LTD.  4.2%              FREDDIE MAC CORP.  1.9%
Security systems, packaging, and           U.S. government chartered
electronic equipment conglomerate          mortgage banker

MICROSOFT CORP.  2.6%                      UNITED TECHNOLOGIES CORP.  1.9%
Computer software and systems company      Aerospace, defense, and
                                           building equipment company
VIACOM, INC.  2.2%
Diversified worldwide entertainment        SAFEWAY, INC.  1.8%
company                                    Grocery store chain

AMERICAN HOME PRODUCTS CORP.  2.0%         CITIGROUP, INC.  1.8%
Pharmaceutical and consumer health care    Global financial services firm
company
                                           THE ST. PAUL COS., INC.  1.7%
NOVARTIS AG  2.0%                          Property and casualty insurance
Swiss-based pharmaceutical                 company
and health care company

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS (Unaudited) -- May 31, 2001

Stocks - 96.0%
------------------------------------------------------------------------------
ISSUER                                               SHARES              VALUE
------------------------------------------------------------------------------
U.S. Stocks - 88.7%
  Aerospace - 1.7%
    United Technologies Corp.                       202,500       $ 16,870,275
------------------------------------------------------------------------------
  Automotive - 0.9%
    Harley-Davidson, Inc.                           190,400       $  8,943,088
------------------------------------------------------------------------------
  Biotechnology - 3.5%
    Abbott Laboratories, Inc.                       225,200       $ 11,705,896
    Guidant Corp.*                                  246,600          9,259,830
    Pharmacia Corp.                                 259,465         12,599,620
                                                                  ------------
                                                                  $ 33,565,346
------------------------------------------------------------------------------
  Business Machines - 2.6%
    Affiliated Computer Services, Inc., "A"*        144,800       $ 10,461,800
    International Business Machines Corp.            83,300          9,312,940
    Sun Microsystems, Inc.*                         271,700          4,474,899
                                                                  ------------
                                                                  $ 24,249,639
------------------------------------------------------------------------------
  Business Services - 6.4%
    Automatic Data Processing, Inc.                 221,600       $ 11,908,784
    BEA Systems, Inc.*                              143,100          5,134,428
    BISYS Group, Inc.*                              237,700         12,151,224
    DST Systems, Inc.*                               82,300          4,374,245
    First Data Corp.                                159,900         10,491,039
    Fiserv, Inc.*                                   171,000          9,423,810
    Nextel Partners, Inc.*                          184,200          2,772,210
    VeriSign, Inc.*                                  79,620          4,498,530
                                                                  ------------
                                                                  $ 60,754,270
------------------------------------------------------------------------------
  Cellular Phones - 2.3%
    QUALCOMM, Inc.*                                 166,600       $ 10,119,284
    Sprint Corp. (PCS Group)*                       512,900         11,283,800
                                                                  ------------
                                                                  $ 21,403,084
------------------------------------------------------------------------------
  Computer Hardware - Systems - 0.8%
    Compaq Computer Corp.                           486,100       $  7,772,739
------------------------------------------------------------------------------
  Computer Software - Personal Computers - 2.5%
    Microsoft Corp.*                                340,700       $ 23,569,626
------------------------------------------------------------------------------
  Computer Software - Services - 1.3%
    EMC Corp.*                                      252,000       $  7,963,200
    Internet Security Systems, Inc.*                 81,899          3,971,283
                                                                  ------------
                                                                  $ 11,934,483
------------------------------------------------------------------------------
  Computer Software - Systems - 4.9%
    Adobe Systems, Inc.                              38,800       $  1,543,076
    Cadence Design Systems, Inc.*                   330,000          6,979,500
    Comverse Technology, Inc.*                      147,000          8,526,000
    Extreme Networks, Inc.*                         159,000          4,706,400
    I2 Technologies, Inc.*                           58,000          1,164,640
    McDATA Corp.*                                     8,835            224,056
    NetIQ Corp.*                                     92,600          2,250,180
    Oracle Corp.*                                   479,800          7,340,940
    Rational Software Corp.*                        176,400          4,251,240
    VERITAS Software Corp.*                         139,875          9,219,161
                                                                  ------------
                                                                  $ 46,205,193
------------------------------------------------------------------------------
  Conglomerates - 5.0%
    General Electric Co.                            192,500       $  9,432,500
    Tyco International Ltd.                         669,100         38,424,610
                                                                  ------------
                                                                  $ 47,857,110
------------------------------------------------------------------------------
  Electrical Equipment - 0.8%
    QLogic Corp.*                                   144,800       $  7,386,248
------------------------------------------------------------------------------
  Electronics - 3.5%
    Analog Devices, Inc.*                           203,600       $  9,070,380
    Atmel Corp.*                                    363,600          4,035,960
    Flextronics International Ltd.*                  42,500          1,087,460
    Lexmark International Group, Inc.*              151,400          9,385,286
    LSI Logic Corp.*                                 92,500          1,693,675
    Micron Technology, Inc.*                        208,800          7,830,000
                                                                  ------------
                                                                  $ 33,102,761
------------------------------------------------------------------------------
  Energy - 0.6%
    Dynegy, Inc.                                    116,800       $  5,758,240
------------------------------------------------------------------------------
  Entertainment - 6.7%
    Clear Channel Communications, Inc.*             188,200       $ 11,474,554
    Fox Entertainment Group, Inc.*                  276,700          7,221,870
    Gemstar-TV Guide International, Inc.*           147,900          5,379,123
    Univision Communications, Inc., "A"*            216,300          9,458,799
    USA Networks, Inc.*                             385,000          9,956,100
    Viacom, Inc., "B"*                              352,804         20,335,623
                                                                  ------------
                                                                  $ 63,826,069
------------------------------------------------------------------------------
  Financial Institutions - 7.9%
    Citigroup, Inc.                                 319,407       $ 16,369,609
    FleetBoston Financial Corp.                     143,800          5,980,642
    Freddie Mac Corp.                               263,900         17,470,180
    Instinet Group Inc.*                             11,470            218,733
    J. P. Morgan Chase & Co.                        138,400          6,802,360
    John Hancock Financial Services, Inc.           156,700          6,206,887
    Merrill Lynch & Co., Inc.                       113,400          7,367,598
    Morgan Stanley Dean Witter & Co.                 35,400          2,301,354
    State Street Corp.                              223,600         12,291,292
                                                                  ------------
                                                                  $ 75,008,655
------------------------------------------------------------------------------
  Insurance - 6.7%
    AFLAC, Inc.                                     399,100       $ 12,942,813
    American International Group, Inc.              161,687         13,096,647
    CIGNA Corp.                                      96,700          9,135,249
    MetLife, Inc.                                   107,400          3,420,690
    The St. Paul Cos., Inc.                         298,900         15,124,340
    UnumProvident Corp.                             292,400          9,476,684
                                                                  ------------
                                                                  $ 63,196,423
------------------------------------------------------------------------------
  Internet - 0.1%
    CNET Networks, Inc.*                            133,100       $  1,466,762
------------------------------------------------------------------------------
  Machinery
    W.W. Grainger, Inc.                               4,000       $    176,760
------------------------------------------------------------------------------
  Manufacturing - 0.3%
    Minnesota Mining & Manufacturing Co.             21,900       $  2,596,902
------------------------------------------------------------------------------
  Medical & Health Products - 5.4%
    American Home Products Corp.                    286,000       $ 18,103,800
    Bristol-Myers Squibb Co.                        226,300         12,274,512
    Pfizer, Inc.                                    242,675         10,408,331
    Schering Plough Corp.                           247,000         10,361,650
                                                                  ------------
                                                                  $ 51,148,293
------------------------------------------------------------------------------
  Medical & Health Technology Services - 2.0%
    Applera Corp. - Applied Biosystems Group        447,500       $ 13,765,100
    IMS Health, Inc.                                169,500          4,912,110
                                                                  ------------
                                                                  $ 18,677,210
------------------------------------------------------------------------------
  Oil Services - 4.3%
    Baker Hughes, Inc.                              162,400       $  6,398,560
    El Paso Corp.                                   170,800         10,401,720
    Global Marine, Inc.*                            248,100          6,363,765
    Noble Drilling Corp.*                           152,900          6,528,830
    Weatherford International, Inc.*                200,700         11,313,459
                                                                  ------------
                                                                  $ 41,006,334
------------------------------------------------------------------------------
  Oils - 2.7%
    Apache Corp.                                     71,800       $  4,275,690
    Grant Pride Co., Inc.*                          281,800          6,346,136
    Santa Fe International Corp.                    267,100          9,850,648
    Transocean Sedco Forex, Inc.                     97,250          5,198,012
                                                                  ------------
                                                                  $ 25,670,486
------------------------------------------------------------------------------
  Retail - 1.9%
    CVS Corp.                                       248,300       $ 13,631,670
    Gap, Inc.                                       140,200          4,346,200
                                                                  ------------
                                                                  $ 17,977,870
------------------------------------------------------------------------------
  Supermarket - 3.0%
    Kroger Co.*                                     468,700       $ 11,689,378
    Safeway, Inc.*                                  328,000         16,613,200
                                                                  ------------
                                                                  $ 28,302,578
------------------------------------------------------------------------------
  Telecommunications - 8.4%
    Adelphia Communications Corp., "A"*             124,050       $  4,748,634
    Allegiance Telecom, Inc.*                       249,500          3,852,280
    American Tower Corp., "A"*                      331,700          8,206,258
    Cabletron Systems, Inc.*                        220,000          4,270,200
    Charter Communications, Inc.*                   319,100          7,135,076
    CIENA Corp.*                                     81,300          4,402,395
    Cisco Systems, Inc.*                            351,700          6,773,742
    EchoStar Communications Corp.*                  372,400         11,391,716
    Emulex Corp.*                                    57,700          2,001,613
    General Motors Corp., "H"*                      218,000          5,210,200
    Metromedia Fiber Network, Inc., "A"*            546,600          2,197,332
    NTL, Inc.*                                      243,825          5,239,799
    Qwest Communications International, Inc.*       245,100          9,004,974
    Tekelec Co.*                                    101,400          3,393,858
    Time Warner Telecom, Inc.*                       42,600          1,744,470
                                                                  ------------
                                                                  $ 79,572,547
------------------------------------------------------------------------------
  Telecommunications & Cable - 0.7%
    Comcast Corp., "A"*                             158,300       $  6,483,968
------------------------------------------------------------------------------
  Utilities - Electric - 1.8%
    AES Corp.*                                      272,600       $ 12,376,040
    Calpine Corp.*                                  102,600          5,058,180
                                                                  ------------
                                                                  $ 17,434,220
------------------------------------------------------------------------------
Total U.S. Stocks                                                 $841,917,179
------------------------------------------------------------------------------
Foreign Stocks - 7.3%
  Bermuda - 0.9%
    Global Crossing Ltd. (Telecommunications)*      665,400       $  8,450,580
------------------------------------------------------------------------------
  China - 0.5%
    China Mobile (Hong Kong) Ltd.
      (Telecommunications)*                         961,000       $  4,669,654
------------------------------------------------------------------------------
  Finland - 0.9%
    Nokia Corp., ADR (Telecommunications)           293,000       $  8,567,320
------------------------------------------------------------------------------
  France - 1.7%
    Sanofi-Synthelabo S.A. (Medical & Health
      Products)                                     191,885       $ 11,760,920
    Total Fina Elf S.A., "B" (Oils)                  31,200          4,534,117
                                                                  ------------
                                                                  $ 16,295,037
------------------------------------------------------------------------------
  Israel - 0.7%
    Check Point Software Technologies Ltd.
      (Computer Software - Services)*               130,550       $  7,031,423
------------------------------------------------------------------------------
  Switzerland - 1.9%
    Novartis AG (Medical and Health Products)       468,000       $ 17,776,603
------------------------------------------------------------------------------
  United Kingdom - 0.7%
    Vodafone Group PLC, ADR (Telecommunications)    256,150       $  6,631,723
------------------------------------------------------------------------------
Total Foreign Stocks                                              $ 69,422,340
------------------------------------------------------------------------------
Total Stocks (Identified Cost, $877,197,935)                      $911,339,519
------------------------------------------------------------------------------
Short-Term Obligations - 4.5%
------------------------------------------------------------------------------
                                           PRINCIPAL AMOUNT
                                              (000 OMITTED)
------------------------------------------------------------------------------
    American General Finance Corp., due 6/01/01      $  256       $    256,000
    Citigroup, Inc., due 6/01/01                        281            281,000
    Dow Chemical Co., due 6/01/01                     2,034          2,034,000
    Federal Home Loan Mortgage Corp., due 6/19/01     2,097          2,092,848
    Ford Motor Credit Corp., due 6/11/01             10,000          9,988,833
    Gannett, Inc., due 6/12/01                       10,000          9,987,686
    General Electric Capital Corp., due 6/01/01       3,497          3,497,000
    J.P. Morgan ETD., due 6/01/01                     4,879          4,879,000
    Morgan Stanley Dean Witter, due 6/27/01          10,000          9,971,111
------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                   $ 42,987,478
------------------------------------------------------------------------------
Repurchase Agreement - 0.1%
------------------------------------------------------------------------------
    Merrill Lynch & Co., Inc. dated 5/31/01,
      due 6/ 01/01, total to be received
      $1,049,121 (secured by various U.S.
      Treasury and Federal Agency obligations in
      a jointly traded account), at Cost             $1,049       $  1,049,000
------------------------------------------------------------------------------
Total Investments (Identified Cost, $921,234,413)                 $955,375,997
Other Assets, Less Liabilities - (0.6)%                             (6,566,502)
------------------------------------------------------------------------------
Net Assets - 100.0%                                               $948,809,495
------------------------------------------------------------------------------
        *Non-income producing security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
------------------------------------------------------------------------------
MAY 31, 2001
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $921,234,413)        $955,375,997
  Cash                                                                  381
  Net receivable for forward foreign currency exchange
    contracts subject to master netting agreements                  197,475
  Receivable for investments sold                                 1,795,606
  Receivable for fund shares sold                                 1,610,184
  Interest and dividends receivable                                 493,975
  Other assets                                                        9,548
                                                               ------------
    Total assets                                               $959,483,166
                                                               ------------
Liabilities:
  Payable for investments purchased                            $  9,544,182
  Payable for fund shares reacquired                                879,950
  Payable to affiliates -
    Management fee                                                   19,485
    Shareholder servicing agent fee                                   2,598
    Distribution and service fee                                     13,139
    Administrative fee                                                  455
  Accrued expenses and other liabilities                            213,862
                                                               ------------
      Total liabilities                                        $ 10,673,671
                                                               ------------
Net assets                                                     $948,809,495
                                                               ============
Net assets consist of:
  Paid-in capital                                              $966,057,777
  Unrealized appreciation on investments and translation of
    assets
    and liabilities in foreign currencies                        34,334,619
  Accumulated undistributed net realized loss on investments
    and foreign currency transactions                           (47,951,022)
  Accumulated net investment loss                                (3,631,879)
                                                               ------------
      Total                                                    $948,809,495
                                                               ============
Shares of beneficial interest outstanding                       65,790,868
                                                                ==========
Class A shares:
  Net asset value per share
    (net assets of $625,649,424 / 43,560,774 shares of
     beneficial interest outstanding)                             $14.36
                                                                  ======
  Offering price per share (100 / 94.25 of net asset value
    per share)                                                    $15.24
                                                                  ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $323,159,908 / 22,230,083 shares of
     beneficial interest outstanding)                             $14.54
                                                                  ======
Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $163.49 / 11.306 shares of beneficial
     interest outstanding)                                        $14.46
                                                                  ======

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A and Class B shares.

See notes to financial statements.

Statement of Operations (Unaudited)
-------------------------------------------------------------------------
SIX MONTHS ENDED MAY 31, 2001
-------------------------------------------------------------------------
Net investment loss:
  Income -
    Dividends                                                $  2,405,063
    Interest                                                    1,543,537
    Foreign taxes withheld                                        (35,873)
                                                             ------------
      Total investment income                                $  3,912,727
                                                             ------------
  Expenses -
    Management fee                                           $  3,644,893
    Trustees' compensation                                         22,415
    Shareholder servicing agent fee                               486,935
    Distribution and service fee (Class A)                        750,626
    Distribution and service fee (Class B)                      1,857,337
    Administrative fee                                             69,571
    Custodian fee                                                 190,359
    Printing                                                       48,245
    Postage                                                        66,173
    Legal fees                                                      3,595
    Auditing fees                                                   9,341
    Miscellaneous                                                 286,911
                                                             ------------
      Total expenses                                         $  7,436,401
    Fees paid indirectly                                          (60,674)
                                                             ------------
      Net expenses                                           $  7,375,727
                                                             ------------
        Net investment loss                                  $ (3,463,000)
                                                             ------------
Realized and unrealized loss on investments:
  Realized loss (identified cost basis) -
    Investment transactions                                  $(42,989,141)
    Foreign currency transactions                                (138,602)
                                                             ------------
      Net realized loss on investments and foriegn
       currency transactions                                 $(43,127,743)
                                                             ------------
  Change in unrealized appreciation (depreciation) -
    Investments                                              $(39,797,596)
    Translation of assets and liabilities in foreign
      currencies                                                  107,228
                                                             ------------
      Net unrealized loss on investments and foreign
       currency translation                                  $(39,690,368)
                                                             ------------
        Net realized and unrealized loss on investments
          and foreign currency                               $(82,818,111)
                                                             ------------
          Decrease in net assets from operations             $(86,281,111)
                                                             ============

See notes to financial statements.

Statement of Changes in Net Assets
------------------------------------------------------------------------------------------
                                              SIX MONTHS ENDED                  YEAR ENDED
                                                  MAY 31, 2001           NOVEMBER 30, 2000
                                                   (UNAUDITED)
------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                           $  (3,463,000)             $  (10,821,850)
  Net realized gain (loss) on investments and
    foreign currency translation                  (43,127,743)                243,117,666
  Net unrealized loss on investments and
    foreign currency translation                  (39,690,368)               (212,471,108)
                                                -------------              --------------
    Increase (decrease) in net assets from
      operations                                $ (86,281,111)             $   19,824,708
                                                -------------              --------------
Distributions declared to shareholders -
  From net realized gain on investments and
    foreign currency transactions (Class A)     $(102,984,228)             $  (47,795,749)
  From net realized gain on investments and
    foreign currency transactions (Class B)       (66,590,610)                (43,102,303)
  From net realized gain on investments and
    foreign currency transactions (Class I)               (18)                     (9,898)
                                                -------------              --------------
    Total distributions declared to
      shareholders                              $(169,574,856)             $  (90,907,950)
                                                -------------              --------------
Net increase in net assets from fund share
  transactions                                  $ 211,857,930              $   94,655,226
                                                -------------              --------------
      Total increase (decrease) in net assets   $ (43,998,037)             $   23,571,984
Net assets:
  At beginning of period                          992,807,532                 969,235,548
                                                -------------              --------------
  At end of period (including accumulated net
    investment loss of $3,631,879 and
    $168,879, respectively)                     $ 948,809,495              $  992,807,532
                                                =============              ==============

See notes to financial statements.

Financial Highlights
----------------------------------------------------------------------------------------------------------------------------------
                                                                           YEAR ENDED NOVEMBER 30,
                     SIX MONTHS ENDED          -------------------------------------------------------------------------------
                         MAY 31, 2001                2000              1999              1998             1997            1996
                          (UNAUDITED)
----------------------------------------------------------------------------------------------------------------------------------
                              CLASS A
----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value -
  beginning of period          $18.90              $20.36            $17.29            $17.36           $18.02          $17.67
                               ------              ------            ------            ------           ------          ------
Income from investment operations# -
  Net investment income
    gain (loss)                $(0.03)             $(0.13)           $(0.12)           $(0.06)          $ 0.03          $ 0.08
  Net realized and
    unrealized gain
    (loss) on
    investments and
    foreign currency            (1.19)               0.61              5.12              2.94             3.41            2.96
                               ------              ------            ------            ------           ------          ------
      Total from
        investment
        operations             $ 1.22)             $ 0.48            $ 5.00            $ 2.88           $ 3.44          $ 3.04
                               ------              ------            ------            ------           ------          ------
Less distributions declared to shareholders -
  From net investment
   income                      $ --                $ --              $ --              $ --             $ --            $(0.16)
  From net realized
    gain on investments
    and foreign
    currency
    transactions                (3.32)              (1.94)            (1.93)            (2.95)           (4.10)          (2.53)
                               ------              ------            ------            ------           ------          ------
      Total
        distributions
        declared to
        shareholders           $(3.32)             $(1.94)           $(1.93)           $(2.95)          $(4.10)         $(2.69)
                               ------              ------            ------            ------           ------          ------
Net asset value - end
 of period                     $14.36              $18.90            $20.36            $17.29           $17.36          $18.02
                               ======              ======            ======            ======           ======          ======
Total return(++)                (8.51)%++            2.08%            32.12%            20.89%           24.67%          19.76%
Ratios (to average net assets)/
  Supplemental data:
  Expenses##                     1.24%+              1.19%             1.22%             1.24%            1.29%           1.31%
  Net investment income (loss)  (0.43%+             (0.60)%           (0.64)%           (0.35)%           0.22%           0.47%
Portfolio turnover                 40%                 98%              105%              217%             159%            112%
Net assets at end of
 period (000 Omitted)        $625,649            $583,749          $476,402          $323,354         $219,755        $150,261

  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(++) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

Financial Highlights - continued
-------------------------------------------------------------------------------------------------------------------------------
                                                                                       YEAR ENDED NOVEMBER 30,
                                            SIX MONTHS ENDED       ------------------------------------------------------------
                                                MAY 31, 2001           2000         1999         1998         1997         1996
                                                 (UNAUDITED)
-------------------------------------------------------------------------------------------------------------------------------
                                                     CLASS B
-------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period               $  18.97       $  20.41     $  17.32     $  17.34     $  17.96     $  17.56
                                                    --------       --------     --------     --------     --------     --------
Income from investment operations# -
  Net investment loss                               $  (0.09)      $  (0.30)    $  (0.25)    $  (0.18)    $  (0.08)    $  (0.06)
  Net realized and unrealized gain (loss)
    on investments and foreign currency                (1.21)          0.65         5.13         2.98         3.40         2.97
                                                    --------       --------     --------     --------     --------     --------
      Total from investment operations              $  (1.30)      $   0.35     $   4.88     $   2.80     $   3.32     $   2.91
                                                    --------       --------     --------     --------     --------     --------
Less distributions declared to shareholders
  From net realized gain on investments and
  foreign currency transactions                     $  (3.13)      $  (1.79)    $  (1.79)    $  (2.82)    $  (3.94)    $  (2.51)
                                                    --------       --------     --------     --------     --------     --------
Net asset value - end of period                     $  14.54       $  18.97     $  20.41     $  17.32     $  17.34     $  17.96
                                                    ========       ========     ========     ========     ========     ========
Total return                                           (8.83)%++       1.37%       31.05%       20.08%       23.66%       18.84%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                            1.98%+         1.93%        1.97%        1.99%        2.05%        2.13%
  Net investment loss                                  (1.18)%+       (1.36)%      (1.38)%      (1.09)%      (0.51)%      (0.38)%
Portfolio turnover                                        40%            98%         105%         217%         159%         112%
Net assets at end of period (000 Omitted)           $323,160       $409,058     $492,677     $435,394     $432,327     $430,936

 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
-------------------------------------------------------------------------------------------------------
                                                               YEAR ENDED NOVEMBER 30,     PERIOD ENDED
                                     SIX MONTHS ENDED     ---------------------------------NOVEMBER 30,
                                         MAY 31, 2001         2000         1999        1998       1997*
                                          (UNAUDITED)
-------------------------------------------------------------------------------------------------------
                                              CLASS I
-------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period         $ 19.03      $ 20.44      $ 17.36     $ 17.41     $ 13.99
                                              -------      -------      -------     -------     -------
Income from investment operations# -
  Net investment income (loss)                $  0.01      $ (0.07)     $ (0.08)    $ (0.02)    $  0.12
  Net realized and unrealized gain (loss)
    on investments and foreign currency         (1.21)        0.64         5.13        2.96        3.30
                                              -------      -------      -------     -------     -------
      Total from investment operations        $ (1.20)     $  0.57      $  5.05     $  2.94     $  3.42
                                              -------      -------      -------     -------     -------
Less distributions declared to shareholders
  From net realized gain on investments
  and foreign currency transactions           $ (3.37)     $ (1.98)     $ (1.97)    $ (2.99)    $  --
                                              -------      -------      -------     -------     -------
Net asset value - end of period               $ 14.46      $ 19.03      $ 20.44     $ 17.36     $ 17.41
                                              =======      =======      =======     =======     =======
Total return                                    (8.34)%++     2.55%       32.35%      21.37%      24.45%++
Ratios (to average net assets)/
 Supplemental data:
  Expenses##                                     0.98%+       0.84%        0.97%       0.98%       1.07%+
  Net investment income (loss)                  (1.49)%+     (0.54)%      (0.42)%     (0.15)%      0.90%+
Portfolio turnover                                 40%          98%         105%        217%        159%
Net assets at end of period (000 Omitted)     $   -- +++   $   -- +++   $   157     $    39     $     3

  * For the period from the inception of Class I shares, January 2, 1997, through November 30, 1997.
  + Annualized.
 ++ Not annualized.
+++ Class I net assets were less than $500.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Large Cap Growth Fund (the fund) is a diversified series of MFS Series Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, and forward foreign currency exchange contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith by the Trustees.

Repurchase Agreements - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At May 31, 2001, there were no securities on loan.

Forward Foreign Currency Exchange Contracts - The fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The fund may enter into forward foreign currency exchange contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. The fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. Management does not anticipate that the adoption of the Guide will have a significant effect on the financial statements.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. During the period, the fund's custodian fees were reduced by $44,306 under this arrangement. The fund has entered into a directed brokerage agreement, under which the broker will credit the fund a portion of the commissions generated, to offset certain expenses of the fund. For the period, the fund's custodian fees were reduced by $16,368 under this agreement. These amounts are shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities.

The management fee is computed daily and paid monthly at the following annual rates:

          First $1 billion of average net assets               0.75%
          Average net assets in excess of $1 billion           0.65%

The fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The fund has an unfunded defined benefit plan for all of its independent Trustees. Included in Trustees' compensation is a net periodic pension expense of $6,062 for the six months ended May 31, 2001.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

              First $2 billion                           0.0175%
              Next $2.5 billion                          0.0130%
              Next $2.5 billion                          0.0005%
              In excess of $7 billion                    0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $62,237 for the six months ended May 31, 2001, as its portion of the sales charge on sales of Class A shares of the fund.

The Trustees have adopted a distribution plan for Class A and Class B shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the fund's average daily net assets attributable to Class A shares. Payment of the 0.10% per annum Class A distribution fee will be implemented on such a date as the Trustees of the Trust may determine. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $83,351 for the six months ended May 31, 2001. Fees incurred under the distribution plan during the six months ended May 31, 2001, were 0.25% of average daily net assets attributable to Class A shares on an annualized basis.

The fund's distribution plan provides that the fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the fund's average daily net assets attributable to Class B shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B shares, and will pay to such securities dealers all of the distribution fee attributable to Class B shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $44,631 for Class B shares, for the six months ended May 31, 2001. Fees incurred under the distribution plan during the six months ended May 31, 2001, were 1.00% of average daily net assets attributable to Class B shares on an annualized basis.

Certain Class A shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months ended May 31, 2001, were $11,086, and $120,814 for Class A, and Class B shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $417,590,218 and $366,215,690, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                  $ 925,935,744
                                                                -------------
Gross unrealized appreciation                                   $ 150,950,405
Gross unrealized depreciation                                    (121,510,152)
                                                                -------------
    Net unrealized appreciation                                 $  29,440,253
                                                                =============

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares
                                        SIX MONTHS ENDED MAY 31, 2001          YEAR ENDED NOVEMBER 30, 2000
                                   ----------------------------------    ----------------------------------
                                            SHARES             AMOUNT             SHARES            AMOUNT
-----------------------------------------------------------------------------------------------------------
Shares sold                             19,599,465    $   294,631,530         56,520,423    $ 1,216,535,779
Shares issued to shareholders in
  reinvestment of distributions          5,839,287         95,005,995          2,257,913         44,039,742
Shares reacquired                      (12,768,884)      (191,932,961)       (51,288,846)    (1,106,280,576)
                                   ---------------    ---------------    ---------------    ---------------
    Net increase                        12,669,868    $   197,704,564          7,489,490    $   154,294,945
                                   ===============    ===============    ===============    ===============

Class B shares
                                        SIX MONTHS ENDED MAY 31, 2001          YEAR ENDED NOVEMBER 30, 2000
                                   ----------------------------------    ----------------------------------
                                            SHARES             AMOUNT             SHARES            AMOUNT
-----------------------------------------------------------------------------------------------------------
Shares sold                              2,643,231    $    41,363,294          6,390,334    $   139,799,569
Shares issued to shareholders in
  reinvestment of distributions          3,717,176         61,407,302          2,016,076         39,739,020
Shares reacquired                       (5,697,811)       (88,617,323)       (10,974,738)      (239,022,335)
                                   ---------------    ---------------    ---------------    ---------------
    Net increase (decrease)                662,596    $    14,153,273         (2,568,328)   $   (59,483,746)
                                   ===============    ===============    ===============    ===============

Class I shares
                                        SIX MONTHS ENDED MAY 31, 2001          YEAR ENDED NOVEMBER 30, 2000
                                   ----------------------------------    ----------------------------------
                                            SHARES             AMOUNT             SHARES            AMOUNT
-----------------------------------------------------------------------------------------------------------
Shares sold                                      5    $            75                753    $        15,551
Shares issued to shareholders in
  reinvestment of distributions                  1                 18               (247)             9,898
Shares reacquired                             --                 --               (8,189)          (181,422)
                                   ---------------    ---------------    ---------------    ---------------
    Net increase (decrease)                      6    $            93             (7,683)   $      (155,973)
                                   ===============    ===============    ===============    ===============

(6) Line of Credit
The fund and other affiliated funds participate in a $1.225 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund for the six months ended May 31, 2001, was $7,739. The fund had no borrowings during the six months ended May 31, 2001.

(7) Financial Instruments
The fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts, swap agreements, and futures contracts. The notional or contractual amounts of these instruments represent the investment the fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Forward Foreign Currency Exchange Contracts
At May 31, 2001, forward foreign currency purchases and sales under master netting agreements excluded above amounted to a net receivable of $197,475 with Duetsche Bank.

At May 31, 2001, the fund had sufficient cash and/or securities to cover any commitments under these contracts.

MFS(R) LARGE CAP GROWTH FUND

TRUSTEES                                                 ASSISTANT TREASURERS
Marshall N. Cohan+ - Private Investor                    Mark E. Bradley*
                                                         Robert R. Flaherty*
Lawrence H. Cohn, M.D.+ - Chief of Cardiac               Laura F. Healy*
Surgery, Brigham and Women's Hospital;                   Ellen Moynihan*
Professor of Surgery, Harvard Medical School
                                                         SECRETARY
The Hon. Sir J. David Gibbons, KBE + - Chief             Stephen E. Cavan*
Executive Officer, Edmund Gibbons Ltd.;
Chairman, Colonial Insurance Company, Ltd.               ASSISTANT SECRETARY
                                                         James R. Bordewick, Jr.*
Abby M. O'Neill+ - Private Investor
                                                         CUSTODIAN
Walter E. Robb, III+ - President and Treasurer,          State Street Bank and Trust Company
Benchmark Advisors, Inc. (corporate financial
consultants); President, Benchmark Consulting            INVESTOR INFORMATION
Group, Inc. (office services)                            For information on MFS mutual funds, call your
                                                         investment professional or, for an information
Arnold D. Scott* - Senior Executive Vice                 kit, call toll free: 1-800-637-2929 any
President, Director, and Secretary, MFS                  business day from 9 a.m. to 5 p.m. Eastern time
Investment Management                                    (or leave a message anytime).

Jeffrey L. Shames* - Chairman and Chief                  INVESTOR SERVICE
Executive Officer, MFS Investment Management             MFS Service Center, Inc.
                                                         P.O. Box 2281
J. Dale Sherratt+ - President, Insight                   Boston, MA 02107-9906
Resources, Inc. (acquisition planning
specialist)                                              For general information, call toll free:
                                                         1-800-225-2606 any business day from 8 a.m. to
Ward Smith+ - Former Chairman (until 1994),              8 p.m. Eastern time.
NACCO Industries (holding company)
                                                         For service to speech- or hearing-impaired
INVESTMENT ADVISER                                       individuals, call toll free: 1-800-637-6576 any
Massachusetts Financial Services Company                 business day from 9 a.m. to 5 p.m. Eastern
500 Boylston Street                                      time. (To use this service, your phone must be
Boston, MA 02116-3741                                    equipped with a Telecommunications Device for
                                                         the Deaf.)
DISTRIBUTOR
MFS Fund Distributors, Inc.                              For share prices, account balances, exchanges,
500 Boylston Street                                      or stock and bond outlooks, call toll free:
Boston, MA 02116-3741                                    1-800-MFS-TALK (1-800-637-8255) anytime from a
                                                         touch-tone telephone.
CHAIRMAN AND PRESIDENT
Jeffrey L. Shames*                                       WORLD WIDE WEB
                                                         www.mfs.com
PORTFOLIO MANAGER
John E. Lathrop*

TREASURER
James O. Yost*

+ Independent Trustee
* MFS Investment Management

MFS(R) LARGE CAP GROWTH FUND                                    ------------
                                                                 PRSRT STD
[logo] M F S(R)                                                 U.S. POSTAGE
INVESTMENT MANAGEMENT                                              PAID
                                                                   MFS
500 Boylston Street                                             ------------
Boston, MA 02116- 3741



(C)2001 MFS Investment Management (R).
MFS (R)investment products are offered through MFS Fund Distributors, Inc.,
500 Boylston Street, Boston, MA 02116.
                                                      MLC-3 7/01 100M 03/203/803